UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report: (Date of earliest event reported) March 31, 2005


                     OLD REPUBLIC INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                      001-10607                  36-2678171
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(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation)                    File Number)            Identification No.)


               307 North Michigan Avenue, Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)

                                 (312) 346-8100
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events
            ------------

On March 31, 2005, Old Republic International Corporation announced it has filed its final Form 10-K annual report with the Securities and Exchange Commission. This report is identical to the preliminary version filed on March 15, 2005, except that it now includes the requisite Report of Independent Registered Public Accounting Firm (Item 8), Management's Report on Internal Control over Financial Reporting, and several required exhibits.





Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

             99.1  Press Release dated March 31, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    OLD REPUBLIC INTERNATIONAL CORPORATION
                                    Registrant




Date: March 31, 2005                By: /s/ A.C. Zucaro
                                       -----------------------------------------
                                            A.C. Zucaro
                                            Chairman and Chief Executive Officer

                                INDEX TO EXHIBITS
                                -----------------


         Exhibits

99.1     Press Release dated March 31, 2005.